UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

VISTRA ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Vistra Operations Credit Agreement Amendment

As of March 29, 2019 (the “Effective Date”), Vistra Operations Company LLC (“Vistra Operations” or “Borrower”), an indirect, wholly owned subsidiary of Vistra Energy Corp. (the “Company”), entered into an amendment (the “Credit Agreement Amendment”) to that certain Credit Agreement, dated as of October 3, 2016 (as amended, supplemented or otherwise modified from time to time, the “Vistra Operations Credit Agreement”), among Vistra Operations, as Borrower, Vistra Intermediate Company LLC (“Vistra Intermediate”), as Holdings, the guarantors party thereto, Credit Suisse AG, Cayman Island Branch (“Credit Suisse”), as Administrative and Collateral Agent, Bank of Montreal, Chicago Branch, as a new Revolving Loan Lender, Revolving Letter of Credit Issuer and Joint Lead Arranger (as each term is defined in the Vistra Operations Credit Agreement) (the “2019 New Revolving Loan Lender”), and the other parties named therein. In connection with the Credit Agreement Amendment, the Borrower established New Revolving Credit Commitments (as defined in the Vistra Operations Credit Agreement), whereby as of the Effective Date, (i) the aggregate amount of Revolving Credit Commitments (as defined in the Vistra Operations Credit Agreement) of all lenders is increased to $2,675,000,000 from $2,500,000,000 and (ii) the Revolving Letter of Credit Commitment (as defined in the Vistra Operations Credit Agreement) is increased to $2,350,000,000 from $2,300,000,000.

A copy of the Credit Agreement Amendment is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference. The above description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the heading “Vistra Operations Credit Agreement Amendment” of this Current Report is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Eighth Amendment to Credit Agreement, dated March 29, 2019, by and among Vistra Operations Company LLC, Vistra Intermediate Company LLC, the other Credit Parties (as defined in the Vistra Operations Credit Agreement) party thereto, Bank of Montreal, Chicago Branch, as new Revolving Loan Lender, Revolving Letter of Credit Issuer and Joint Lead Arranger, the various other Lenders and Letter of Credit Issuers party thereto, and Credit Suisse as Administrative Agent and Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Energy Corp.

Dated: April 4, 2019	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer